UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

☒	Filed by the Registrant

☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SEACHANGE INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

On April 17, 2023, SeaChange International, Inc. (“SeaChange” or the “Company”) filed with the Securities and Exchange Commission its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and a related proxy card (the “Original Proxy Card”) for SeaChange’s 2023 annual meeting of stockholders to be held on May 19, 2023 (the “Annual Meeting”). To provide an update, the Company did not receive any properly submitted additional director nominees; therefore, the election of director nominees at the Annual Meeting is not contested. Since this is not a contested election of director nominees at the Annual Meeting, when a quorum is present, a nominee for director shall be elected to the Company’s board of directors if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election. Abstentions have no effect and are not treated as a vote cast, except for quorum purposes.

To clarify stockholders’ alternatives for voting on the election of directors, SeaChange is providing an updated proxy card with the voting options for Proposal No. 1 revised to “For,” “Against” and “Abstain” with respect to each individual director nominee. If you already voted on the Original Proxy Card, any votes cast “For” or “Withhold” from a director nominee will be counted as a vote “For” or “Against” such director nominee, respectively. If you already voted and wish to vote on the revised proxy card, you may do so via any of the means described in the Proxy Statement. Except as described herein, the revised proxy card does not modify, amend, supplement, or otherwise affect the Proxy Statement or the Original Proxy Card.

SEACHANGE INTERNATIONAL, INC. ATTN: ELAINE MARTEL 177 HUNTINGTON AVENUE, SUITE 1703 PMB 73480 BOSTON, MASSACHUSETTS 02115-3153 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SEAC2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. To elect each of the following nominees to the Seachange Board of Directors to serve for a three-year term as Class III Director: Nominees 1a. Peter Aquino 1b. David Nicol The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company's common stock, par value $0.01 per share, at a ratio in the range of 1-for-15 to 1-for-25, with such ratio to be determined at the discretion of the Board. 3. To conduct a non-binding, advisory vote on the compensation of the Company's named executive officers. For Withhold For Against Abstain The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. To conduct a non-binding, advisory vote on the frequency of holding future non-binding advisory votes on compensation of the Company's named executive officers. The Board of Directors recommends you vote FOR the following proposal: 1 year 2 years 3 years Abstain 5. To ratify the appointment of the Company's independent registered public accounting firm, Marcum LLP, for the fiscal year ending January 31, 2024. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000606362_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com SEACHANGE INTERNATIONAL, INC. Annual Meeting of Stockholders May 19, 2023, 10:00 AM ET This proxy is solicited by the Board of Directors The undersigned hereby appoints Christoph Klimmer and Elaine Martel as proxies. This appointment applies to each of them separately, allows them to appoint substitutes as needed, and allows them to vote, as designated on the reverse side of this ballot, all the shares of Common Stock of Seachange International, Inc. (The “Company”) held of record by the undersigned on May 19, 2023 at 10:00 a.m. Eastern Time at the Annual Meeting of Stockholders to be held virtually via live webcast at www.virtualshareholdermeeting.com/SEAC2023 or any adjournment or postponement thereof. IF YOU SPECIFY A VOTE ON A PROPOSAL, YOUR PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR EACH DIRECTOR NOMINEE IN PROPOSAL 1, VOTED FOR PROPOSALS 2, 3, AND 5, AND VOTED 1 YEAR ON PROPOSAL 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN THE DISCRETION OF THE PROXIES. Continued and to be signed on reverse side 0000606362_2 R1.0.0.6